INVESTMENT IN PUBLIC COMPANY	12 Months Ended
Mar. 31, 2024
Investment In Public Company
INVESTMENT IN PUBLIC COMPANY

NOTE 7. INVESTMENT IN PUBLIC COMPANY

The following table is a roll-forward of the investments in Intensity as of March 31, 2024 and 2023:

(In thousands)	Intensity

Balance as of April 1, 2022 (including unrealized gain of $1.611)	$7,409
Unrealized loss on investment	(5,322)
Balance as of March 31, 2023	2,087
Proceeds received from sale of Intensity shares	(2,812)
Gain on sale of Intensity	725
Balance as of March 31, 2024	$–

The following is a discussion of the Company’s investment in Intensity Therapeutics, Inc. (“Intensity”) as of March 31, 2024 and 2023.

Intensity Therapeutics, Inc.

In connection with the SalvaRx Acquisition in fiscal 2019, the Company acquired a $4.5 million interest in Intensity, a private clinical stage biotechnology company, of 1.0 million shares, which represented a 7.5% equity interest in Intensity. The investment was recorded at fair value (which approximates cost) at the Acquisition Date. The investment in Intensity has been irrevocably designated as a financial asset recorded at fair value with gains and losses recorded through other comprehensive income (“OCI”). Upon Intensity’s initial public offering (“IPO”) effective June 30, 2023, discussed below, the fair value of the asset is determined by quoted market price.

On July 11, 2019, the Company entered into an agreement with Fast Forward Innovations Limited (“Fast Forward”) to purchase Intensity Holdings Limited (“IHL”), a wholly-owned subsidiary of Fast Forward. The Company paid $1.3 million for IHL through the issuance of 129,806 ordinary shares of the Company. The sole asset of IHL consisted of 288,458 shares of Intensity. This transaction increased the Company’s ownership of Intensity to 1,288,458 shares.

On October 28, 2021, Intensity filed a Form S-1 Registration Statement with the SEC to register shares for an IPO, which was declared effective by the SEC, but subsequently withdrawn prior to closing.

Subsequently, Intensity amended its Form S-1 Registration Statement and continued to complete its IPO. As of March 31, 2023, the Company undertook an IAS 36 fair value analysis based on the continued existence of external indications of impairment, which resulted in an aggregate $5.322 million of unrealized loss recognized through OCI during Fiscal 2023 and a net investment in public company balance of $2.087 million as of March 31, 2023.

In April 2023, Intensity completed a 1:2 reverse stock split, which reduced the Company’s holdings to 644,229 shares.

On July 5, 2023, Intensity completed an IPO of its common stock selling 3,900,000 shares at a price of $5.00 per share generating net proceeds of approximately $16.2 million. In connection with the offering, Intensity’s common stock began trading on Nasdaq on June 30, 2023, under the ticker symbol “INTS.” The Company received an additional 2,659 shares in connection with the offering pursuant to certain anti-dilution rights. Intensity sold its overallotment shares totaling 585,000 shares, which closed on July 7, 2023.

The Company owned approximately 4.7% of the issued and outstanding shares of Intensity as of December 31, 2023. The Company’s lock-up with respect to Intensity shares expired on January 2, 2024. The Board authorized and, in January 2024, began selling its shares in Intensity on Nasdaq. In accordance with the accounting for the investment in Intensity as FVTOCI, the cumulative OCI of $3.7 million at March 31, 2023 was transferred to accumulative deficit in connection with the sale of Intensity in 2024. During the quarter ended March 31, 2024, the Company sold 100% of its investment in Intensity for proceeds of $2.812 million and recognized a gain of $0.725 million.